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                                                                  EXHIBIT 10.4




                   AMENDMENT TO CONTRACT OF PURCHASE AND SALE


                 THIS AMENDMENT TO CONTRACT OF PURCHASE AND SALE (this "Amendment") is by and between OCEAN SPRINGS HOTEL COMPANY, a Mississippi corporation ("Seller"), and HOST FUNDING, INC., a Maryland corporation ("Purchaser"), and is dated effective as of July 3, 1996.

                                R E C I T A L S

                 A. Seller and Purchaser have previously entered into that certain Contract of Purchase and Sale dated effective as of May 24, 1996 (the "Contract"), relating to the purchase and sale of improved real property located in Ocean Springs, Mississippi and more particularly described therein.

                 B. Seller and Purchaser desire to amend the Contract in certain respects as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

         1. The first two (2) sentences of Section 6.1 of the Contract are amended in their entirety to read as follows:

         Notwithstanding anything to the contrary contained herein, and in consideration of $100 paid by Purchaser to Seller as independent consideration for this Contract, Purchaser shall have until July 22, 1996 (the "Due Diligence Period") within which to conduct any and all engineering and economic feasibility studies of the Property (including the Sleep Inn and its operation) and the competitive market, which Purchaser may, in its sole discretion, deem necessary to determine whether or not the Property is suitable for Purchaser's intended use thereof. If Purchaser notifies Seller in writing on or before the expiration of the Due Diligence Period that Purchaser does not desire to consummate the transaction contemplated by this Contract, for any reason whatsoever, this Contract shall terminate, and one-half (1/2) of the Initial Earnest Money shall be forfeited by Purchaser and delivered to Seller by the Title Company and the remaining one-half (1/2) of the Initial Earnest Money shall be immediately returned to Purchaser by the Title Company, and the parties hereto shall have no further obligations one to the other hereunder.

         2. Section 10.1 of the Contract is amended in its entirety to read as follows:

         The consummation of the purchase and sale of the Property in accordance with this Contract ("Closing") hereunder shall be on or before August 19, 1996 (the "Closing Date"), at the California offices of Purchaser, 7825 Fay Avenue, Suite 250, LaJolla, California 92037, or on such other date, or at such other place, as the parties may mutually agree.
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         3.      The Contract is hereby amended by the addition thereto of the following provision as Section 14.14:

         Seller acknowledges that Purchaser is seeking to obtain financing from Nomura Asset Capital Corporation to facilitate the Closing, and, incident thereto, agrees to cooperate with and/or assist Purchaser in furnishing to said lender any and all reports or other information with regard to the Property or the operations thereof as such lender may request.

         4. Except as expressly amended herein, the Contract remains unchanged, and the valid and binding obligation of Seller and Purchaser. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Contract. This Amendment shall be effective upon execution by facsimile transmission by both parties.


                                        SELLER:

                                        OCEAN SPRINGS HOTEL COMPANY,
                                        a Mississippi corporation


                                        By: /s/ CHARLES BLAND
                                           -------------------------------------
                                                 Charles Bland, President



                                        PURCHASER:

                                        HOST FUNDING, INC.,
                                        a Maryland corporation

                                        By: /s/ MICHAEL MCNULTY
                                           -------------------------------------
                                                Michael McNulty, President




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